Exhibit 10.11
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

Nortel Networks Amended Agreement No. 011174 (11)
Nortel Networks Original Agreement No. 011174
AMENDMENT NO. 11
to
DEVELOPMENT AND PURCHASE AND SALE AGREEMENT
FOR
CDMA HIGH DATA RATE (IxEV-DO) PRODUCTS
Amendment No. 11 by and between Nortel Networks Inc. (“NNI”) and Airvana Inc. (“AIRVANA”) (“Amendment No. 11”).
WHEREAS, NNI and AIRVANA entered into a Development and Purchase and Sale Agreement for CDMA High Data Rate (IxEV-DO) Products dated October 1, 2001, Agreement No. 011174, as amended (“Agreement”); and
WHEREAS, NNI and AIRVANA wish to amend the Agreement further;
NOW, THEREFORE, in consideration of the premises and the promises set forth herein, NNI and AIRVANA agree as follows, effective as of November 7, 2008(“Effective Date”) unless otherwise set forth below:
1.	Appendix A (5) is hereby deleted in its entirety and replaced with new Appendix A (6) attached to and incorporated in this Amendment as Attachment 1.

2.	In all other respects the Agreement, as amended, remains unchanged.
IN WITNESS WHEREOF, the parties have caused this Amendment No. 11 to be signed by their duly authorized representatives as of the Effective Date, although actually signed by the parties on the dates set forth below their respective signatures.

AIRVANA, INC.			NORTEL NETWORKS INC.

By:	/s/ Jeffrey D. Glidden		By:	/s/ Scott Wolfe
	(Signature)			(Signature)
	Name:	Jeffrey D. Glidden		Name:	Scott Wolfe
		(Print)			(Print)
	Title:	Vice President and CFO		Title:	Senior Contracts Manager
	Date:	11/6/08		Date:	Nov. 6, 2008

ATTACHMENT 1
APPENDIX A (6)
PRODUCTS (HARDWARE AND SOFTWARE), AND SERVICES; PRICES AND FEES
HARDWARE

Hardware Name	Airvana Order Number	Nortel Networks Price for Hardware	Notes

No H/W required
SOFTWARE

Software Name (Software
may be delivered
separately from the	Airvana
Hardware or embedded in	Order	Nortel Networks Price for
the Hardware)	Number	Software	Notes
[**]	TBD	[**]	[**]
[**]		[**]	[**]
A total of six pages were omitted pursuant to a request for confidential treatment. [**]

POST-WARRANTY SUPPORT SERVICES

Support Service by Product or Software	Airvana Order Number	Nortel Networks Price per year	Notes
[**]	TBD	[**]	[**]
[**]	TBD	[**]	[**]
[**]	TBD	[**]	[**]
[**]	TBD	[**]	[**]

Other Support	Nortel Networks
Service	Price	Notes
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
TRAINING COURSES

Course Number	Course Length	Course Title / Description	Pre-requisites
101	2 days	Introduction to 1xEV-DO Network Concepts
Primary Audience: First and second line support
		Contents: Classroom only. This course covers basics of the TCP/IP protocol, IP routing protocols, Data Link Protocols, basic CDMA protocol operation, and the 1xEV-DO protocol.	None

201	5 days	Basic 1xEV-DO — Concepts and Operation
Primary Audience: First and second line support and technical field personnel, network planners
		Contents: Classroom and lab. This course covers the 1xEV-DO system, airlink, signaling and applications in detail; hands-on work with the DOM, RNC & ANM, and basic network troubleshooting, OMs & logging.	101 or equivalent

301	4 days	Advanced 1xEV-DO — Concepts and Operation Audience: First and second line support, technical field personnel, network planners Contents: Classroom and lab. This course covers advanced topics including RF optimization, network optimization, performance analysis, detailed throughput performance troubleshooting.	201

Pricing Table

Course Number /		Total Cost / Number of Students
Course Title	Location	6	7	8	9	10	11	12
101 Introduction	Airvana/Chelmsford	[**]	[**]	[**]	[**]	[**]	[**]	[**]
to 1xEV-DO Network	Customer/US & Canada	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Concepts	Customer/International	[**]	[**]	[**]	[**]	[**]	[**]	[**]
201 Basic 1xEV-DO —	Airvana/Chelmsford	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Concepts and	Customer/US & Canada	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Operation	Customer/International	[**]	[**]	[**]	[**]	[**]	[**]	[**]
301 Advanced	Airvana/Chelmsford	[**]	[**]	[**]	[**]	[**]	[**]	[**]
1xEV-DO — Concepts and	Customer/US & Canada	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Operation	Customer/International	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]
     Cancellation policy:
The following cancellation policy shall apply:
a)     Reschedule 14+ days, no charge 1st time only, then considered a cancellation as below.
b)     Cancel 14-29 days before delivery date, [**]% of services charged.
c)     Cancel 7-13 days before delivery date, [**]% of services charged.
d)     Cancel 0-6 days before delivery date, [**]% of services charged.